Exhibit 99.2

The	Supplementary	December 31, 2004
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
DECEMBER 31, 2004

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1

Summary of Invested Assets:
Corporate	2
Property and Casualty	2

Investment Income After Taxes:
Corporate	3
Property and Casualty	3

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	3
Change in Net Unpaid Losses	4
Underwriting Results — Year-to-Date	5-8
Underwriting Results — Quarterly	9-12

Definitions of Key Terms	13

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31

	2004	2003
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,307.5	$2,695.9
Fixed Maturities
Tax Exempt	14,388.5	11,621.0
Taxable	13,620.8	10,790.7
Equity Securities	1,841.3	1,514.4

Total Invested Assets	$31,158.1	$26,622.0

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$21.1	$35.2

Capitalization
Long Term Debt	$2,813.7	$2,813.9
Shareholders’ Equity	10,126.4	8,522.0

Total Capitalization	$12,940.1	$11,335.9

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	21.7%	24.8%

Actual Common Shares Outstanding	192.7	188.0

Book Value Per Common Share	$52.55	$45.33

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$49.83	$42.21

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2004	2003	2004	2003	2004	2003
	(in millions)
Short Term Investments	$219.8	$714.3	$219.8	$714.3	$219.8	$714.3
Taxable Fixed Maturities	1,098.5	433.1	1,108.7	436.4	1,108.7	436.4
Equity Securities	4.7	8.4	7.3	9.5	7.3	9.5

TOTAL	$1,323.0	$1,155.8	$1,335.8	$1,160.2	$1,335.8	$1,160.2

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2004	2003	2004	2003	2004	2003
	(in millions)
Short Term Investments	$1,087.7	$1,981.6	$1,087.7	$1,981.6	$1,087.7	$1,981.6
Fixed Maturities
Tax Exempt	13,839.8	10,976.7	14,409.6	11,656.2	14,388.5	11,621.0
Taxable	12,264.2	10,098.7	12,512.1	10,354.3	12,512.1	10,354.3
Common Stocks	1,645.7	1,333.3	1,791.3	1,458.2	1,791.3	1,458.2
Preferred Stocks	36.9	39.7	42.7	46.7	42.7	46.7

TOTAL	$28,874.3	$24,430.0	$29,843.4	$25,497.0	$29,822.3	$25,461.8

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED DECEMBER 31
	FOURTH QUARTER		TWELVE MONTHS
	2004	2003	2004	2003
	(in millions)
CORPORATE INVESTMENT INCOME	$8.0	$8.1	$30.8	$20.3

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)

Dividends	$13.9	$10.2	$40.1	$30.1
Taxable Interest	97.9	91.7	370.6	344.8
Tax Exempt Interest	145.3	126.7	553.4	484.1
Investment Expenses	(3.6)	(4.6)	(14.8)	(15.9)

TOTAL	$253.5	$224.0	$949.3	$843.1

Effective Tax Rate	19.9%	20.5%	19.8%	20.3%

After Tax Annualized Yield	3.56%	3.73%	3.55%	3.80%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.

PROPERTY AND CASUALTY STATUTORY POLICYHOLDERS’ SURPLUS

	Dec. 31	Dec. 31	Dec. 31
	2004	2003	2002
	(in millions)
Estimated Statutory Policyholders’ Surplus	$7,800	$6,368	$4,512

Rolling Year Statutory Net Premiums Written	12,005	11,071	9,034

Ratio of Statutory Net Premiums Written to Estimated Policyholders’ Surplus	1.54:1	1.74:1	2.00:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES
TWELVE MONTHS ENDED DECEMBER 31, 2004

					All Other
	Net Unpaid Losses				Unpaid Losses
				IBNR	Increase
	12/31/04	12/31/03	Increase	Increase	(Decrease)
	(in millions)
PERSONAL INSURANCE
Automobile	$378.4	$342.6	$35.8	$12.9	$22.9
Homeowners	648.3	564.2	84.1	37.5	46.6
Other	372.5	312.0	60.5	28.8	31.7

Total Personal	1,399.2	1,218.8	180.4	79.2	101.2

COMMERCIAL INSURANCE
Multiple Peril	1,303.9	1,248.2	55.7	153.7	(98.0)
Casualty	4,157.6	3,922.6	235.0	197.8	37.2
Workers’ Compensation	1,110.0	890.9	219.1	167.4	51.7
Property and Marine	518.6	483.1	35.5	30.7	4.8

Total Commercial	7,090.1	6,544.8	545.3	549.6	(4.3)

SPECIALTY INSURANCE
Executive Protection	4,780.6	3,995.0	785.6	579.0	206.6
Financial Institutions	2,074.8	1,720.4	354.4	216.8	137.6
Other	1,464.0	1,042.2	421.8	267.9	153.9

Total Specialty	8,319.4	6,757.6	1,561.8	1,063.7	498.1

TOTAL	$16,808.7	$14,521.2	$2,287.5	$1,692.5	$595.0

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$629.1	$590.0	$1,635.3	$1,485.4	$565.9	$514.9	$2,830.3	$2,590.3
Increase (Decrease) in Unearned Premiums	21.5	30.3	73.3	98.6	25.5	22.0	120.3	150.9

Net Premiums Earned	607.6	559.7	1,562.0	1,386.8	540.4	492.9	2,710.0	2,439.4

Net Losses Paid	368.2	354.2	905.9	892.4	218.3	193.7	1,492.4	1,440.3
Increase (Decrease) in Outstanding Losses	35.8	35.9	84.1	75.9	60.5	40.7	180.4	152.5

Net Losses Incurred	404.0	390.1	990.0	968.3	278.8	234.4	1,672.8	1,592.8

Expenses Incurred	168.9	172.2	537.7	513.6	173.4	166.0	880.0	851.8
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$34.7	$(2.6)	$34.3	$(95.1)	$88.2	$92.5	$157.2	$(5.2)

Ratios After Dividends to Policyholders:
Loss	66.5%	69.7%	63.4%	69.8%	51.6%	47.6%	61.7%	65.3%
Expense	26.8	29.2	32.9	34.6	30.6	32.2	31.1	32.9

Combined	93.3%	98.9%	96.3%	104.4%	82.2%	79.8%	92.8%	98.2%

Premiums Written as a % of Total	5.2%	5.3%	13.6%	13.4%	4.7%	4.7%	23.5%	23.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$1,191.4	$1,088.6	$1,552.1	$1,362.1	$741.5	$625.9	$1,078.5	$1,032.4	$4,563.5	$4,109.0
Increase (Decrease) in Unearned Premiums	40.8	72.8	82.3	125.0	42.0	75.7	1.3	51.1	166.4	324.6

Net Premiums Earned	1,150.6	1,015.8	1,469.8	1,237.1	699.5	550.2	1,077.2	981.3	4,397.1	3,784.4

Net Losses Paid	453.7	516.8	714.8	583.0	254.1	234.9	393.7	415.9	1,816.3	1,750.6
Increase (Decrease) in Outstanding Losses	55.7	23.8	235.0	396.6	219.1	144.3	35.5	111.9	545.3	676.6

Net Losses Incurred	509.4	540.6	949.8	979.6	473.2	379.2	429.2	527.8	2,361.6	2,427.2

Expenses Incurred	401.2	397.6	420.3	391.9	168.4	149.1	366.6	352.5	1,356.5	1,291.1
Dividends Incurred	0.0	0.0	0.0	0.0	18.2	11.9	0.0	0.0	18.2	11.9

Statutory Underwriting Income (Loss)	$240.0	$77.6	$99.7	$(134.4)	$39.7	$10.0	$281.4	$101.0	$660.8	$54.2

Ratios After Dividends to Policyholders:
Loss	44.3%	53.2%	64.6%	79.2%	69.4%	70.4%	39.8%	53.8%	53.9%	64.4%
Expense	33.6	36.5	27.1	28.8	23.3	24.3	34.0	34.1	29.9	31.5

Combined	77.9%	89.7%	91.7%	108.0%	92.7%	94.7%	73.8%	87.9%	83.8%	95.9%

Premiums Written as a % of Total	9.9%	9.8%	12.9%	12.3%	6.1%	5.7%	8.9%	9.3%	37.8%	37.1%

The Property and Casualty underwriting results for 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 75.3% for Multiple Peril, 88.6% for Casualty and 82.1% for Total Commercial.

The Property and Casualty underwriting results for 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 87.8% for Casualty and 89.2% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Executive		Financial		Other			Total		Worldwide
	Protection		Institutions		Specialty			Specialty		Total
	2004	2003	2004	2003	2004		2003	2004	2003	2004	2003
Net Premiums Written	$2,201.0	$2,113.6	$871.6	$830.0	$	,1586.5	$1,425.0	$4,659.1	$4,368.6	$12,052.9	$11,067.9
Increase (Decrease) in Unearned Premiums	64.3	162.8	33.1	44.3		33.1	202.8	130.5	409.9	417.2	885.4

Net Premiums Earned	2,136.7	1,950.8	838.5	785.7		1,553.4	1,222.2	4,528.6	3,958.7	11,635.7	10,182.5

Net Losses Paid	887.8	899.6	418.2	515.3		418.7	381.8	1,724.7	1,796.7	5,033.4	4,987.6
Increase (Decrease) in Outstanding Losses	785.6	659.7	354.4	139.9		421.8	250.9	1,561.8	1,050.5	2,287.5	1,879.6

Net Losses Incurred	1,673.4	1,559.3	772.6	655.2		840.5	632.7	3,286.5	2,847.2	7,320.9	6,867.2

Expenses Incurred	519.7	506.0	218.3	220.9		541.4	486.5	1,279.4	1,213.4	3,515.9	3,356.3
Dividends Incurred	0.0	0.0	7.7	7.1		3.5	3.8	11.2	10.9	29.4	22.8

Statutory Underwriting Income (Loss)	$(56.4)	$(114.5)	$(160.1)	$(97.5)		$168.0	$99.2	$(48.5)	$(112.8)	769.5	(63.8)

Increase in Deferred Acquisition Costs										76.6	168.3

GAAP Underwriting Income										$846.1	$104.5

Ratios After Dividends to Policyholders:
Loss	78.3%	79.9%	93.0%	84.2%		54.2%	52.0%	72.8%	72.1%	63.1%	67.6%
Expense	23.6	24.0	25.3	26.8		34.2	34.2	27.5	27.9	29.2	30.4

Combined	101.9%	103.9%	118.3%	111.0%		88.4%	86.2%	100.3%	100.0%	92.3%	98.0%

Premiums Written as a % of Total	18.3%	19.1%	7.2%	7.5%		13.2%	12.9%	38.7%	39.5%	100.0%	100.0%

The Property and Casualty underwriting results for 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 91.7% for Worldwide Total.

The Property and Casualty underwriting results for 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 95.5% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$9,885.4	$9,134.4	$2,167.5	$1,933.5	$12,052.9	$11,067.9
Increase (Decrease) in Unearned Premiums	353.7	780.1	63.5	105.3	417.2	885.4

Net Premiums Earned	9,531.7	8,354.3	2,104.0	1,828.2	11,635.7	10,182.5

Net Losses Paid	4,481.3	4,580.4	552.1	407.2	5,033.4	4,987.6
Increase (Decrease) in Outstanding Losses	1,565.2	1,236.0	722.3	643.6	2,287.5	1,879.6

Net Losses Incurred	6,046.5	5,816.4	1,274.4	1,050.8	7,320.9	6,867.2

Expenses Incurred	2,795.7	2,685.8	720.2	670.5	3,515.9	3,356.3
Dividends Incurred	29.4	22.8	0.0	0.0	29.4	22.8

Statutory Underwriting Income (Loss)	$660.1	$(170.7)	$109.4	$106.9	769.5	(63.8)

Increase in Deferred Acquisition Costs					76.6	168.3

GAAP Underwriting Income					$846.1	$104.5

Ratios After Dividends to Policyholders:
Loss	63.6%	69.8%	60.6%	57.5%	63.1%	67.6%
Expense	28.4	29.5	33.2	34.7	29.2	30.4

Combined	92.0%	99.3%	93.8%	92.2%	92.3%	98.0%

Premiums Written as a % of Total	82.0%	82.5%	18.0%	17.5%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$155.0	$146.4	$417.7	$371.2	$140.2	$123.5	$712.9	$641.1
Increase (Decrease) in Unearned Premiums	0.6	1.9	10.4	5.0	(0.1)	(1.2)	10.9	5.7

Net Premiums Earned	154.4	144.5	407.3	366.2	140.3	124.7	702.0	635.4

Net Losses Paid	98.2	92.5	234.6	238.9	63.7	48.2	396.5	379.6
Increase (Decrease) in Outstanding Losses	2.0	9.3	(58.8)	(5.5)	7.3	17.5	(49.5)	21.3

Net Losses Incurred	100.2	101.8	175.8	233.4	71.0	65.7	347.0	400.9

Expenses Incurred	40.3	41.7	137.0	128.4	43.9	41.0	221.2	211.1
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$13.9	$1.0	$94.5	$4.4	$25.4	$18.0	$133.8	$23.4

Ratios After Dividends to Policyholders:
Loss	64.9%	70.4%	43.2%	63.7%	50.6%	52.7%	49.5%	63.1%
Expense	26.0	28.5	32.8	34.6	31.3	33.2	31.0	32.9

Combined	90.9%	98.9%	76.0%	98.3%	81.9%	85.9%	80.5%	96.0%

Premiums Written as a % of Total	4.9%	5.0%	13.6%	12.7%	4.6%	4.2%	23.1%	21.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$312.0	$279.2	$382.1	$352.1	$168.3	$150.0	$261.7	$266.3	$1,124.1	$1,047.6
Increase (Decrease) in Unearned Premiums	8.9	19.5	1.0	15.9	(12.2)	1.6	(9.9)	12.4	(12.2)	49.4

Net Premiums Earned	303.1	259.7	381.1	336.2	180.5	148.4	271.6	253.9	1,136.3	998.2

Net Losses Paid	115.3	115.2	146.1	168.2	60.5	56.8	93.2	84.3	415.1	424.5
Increase (Decrease) in Outstanding Losses	34.8	18.4	150.8	273.2	65.1	55.5	34.4	43.0	285.1	390.1

Net Losses Incurred	150.1	133.6	296.9	441.4	125.6	112.3	127.6	127.3	700.2	814.6

Expenses Incurred	99.4	102.1	101.8	99.6	39.5	36.7	80.6	90.3	321.3	328.7
Dividends Incurred	0.0	0.0	0.0	0.0	4.8	2.2	0.0	0.0	4.8	2.2

Statutory Underwriting Income (Loss)	$53.6	$24.0	$(17.6)	$(204.8)	$10.6	$(2.8)	$63.4	$36.3	$110.0	$(147.3)

Ratios After Dividends to Policyholders:
Loss	49.5%	51.4%	77.9%	131.3%	71.5%	76.8%	47.0%	50.2%	61.9%	81.8%
Expense	31.9	36.6	26.7	28.3	24.2	24.8	30.8	33.9	28.7	31.4

Combined	81.4%	88.0%	104.6%	159.6%	95.7%	101.6%	77.8%	84.1%	90.6%	113.2%

Premiums Written as a % of Total	10.1%	9.5%	12.4%	12.0%	5.5%	5.1%	8.5%	9.1%	36.5%	35.7%

The Property and Casualty underwriting results for the fourth quarter of 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 71.5% for Multiple Peril, 92.7% for Casualty and 84.0% for Total Commercial.

The Property and Casualty underwriting results for the fourth quarter of 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 85.2% for Casualty and 88.1% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

	Executive		Financial		Other		Total		Worldwide
	Protection		Institutions		Specialty		Specialty		Total
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Net Premiums Written	$590.7	$587.6	$231.9	$226.6	$420.6	$427.5	$1,243.2	$1,241.7	$3,080.2	$2,930.4
Increase (Decrease) in Unearned Premiums	47.5	73.4	10.1	18.8	(1.2)	67.2	56.4	159.4	55.1	214.5

Net Premiums Earned	543.2	514.2	221.8	207.8	421.8	360.3	1,186.8	1,082.3	3,025.1	2,715.9

Net Losses Paid	139.3	240.8	173.6	117.7	125.4	116.1	438.3	474.6	1,249.9	1,278.7
Increase (Decrease) in Outstanding Losses	317.4	184.0	(4.8)	56.1	94.5	87.0	407.1	327.1	642.7	738.5

Net Losses Incurred	456.7	424.8	168.8	173.8	219.9	203.1	845.4	801.7	1,892.6	2,017.2

Expenses Incurred	120.4	124.7	52.3	57.2	142.0	144.3	314.7	326.2	857.2	866.0
Dividends Incurred	0.0	0.0	1.8	1.5	1.0	1.1	2.8	2.6	7.6	4.8

Statutory Underwriting Income (Loss)	$(33.9)	$(35.3)	$(1.1)	$(24.7)	$58.9	$11.8	$23.9	$(48.2)	267.7	(172.1)

Increase in Deferred Acquisition Costs									11.6	34.6

GAAP Underwriting Income (Loss)									$279.3	$(137.5)

Ratios After Dividends to Policyholders:
Loss	84.1%	82.6%	76.8%	84.3%	52.3%	56.6%	71.4%	74.3%	62.7%	74.4%
Expense	20.4	21.2	22.7	25.4	33.8	33.8	25.4	26.3	27.9	29.6

Combined	104.5%	103.8%	99.5%	109.7%	86.1%	90.4%	96.8%	100.6%	90.6%	104.0%

Premiums Written as a % of Total	19.2%	20.1%	7.5%	7.7%	13.7%	14.6%	40.4%	42.4%	100.0%	100.0%

The Property and Casualty underwriting results for the fourth quarter of 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 88.1% for Worldwide Total.

The Property and Casualty underwriting results for the fourth quarter of 2003 include the effect of net losses of $250.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 94.8% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2004	2003	2004	2003	2004	2003
Net Premiums Written	$2,509.2	$2,399.2	$571.0	$531.2	$3,080.2	$2,930.4
Increase (Decrease) in Unearned Premiums	32.8	176.5	22.3	38.0	55.1	214.5

Net Premiums Earned	2,476.4	2,222.7	548.7	493.2	3,025.1	2,715.9

Net Losses Paid	1,226.7	1,230.3	23.2	48.4	1,249.9	1,278.7
Increase (Decrease) in Outstanding Losses	302.7	487.4	340.0	251.1	642.7	738.5

Net Losses Incurred	1,529.4	1,717.7	363.2	299.5	1,892.6	2,017.2

Expenses Incurred	679.7	690.8	177.5	175.2	857.2	866.0
Dividends Incurred	7.6	4.8	0.0	0.0	7.6	4.8

Statutory Underwriting Income (Loss)	$259.7	$(190.6)	$8.0	$18.5	267.7	(172.1)

Increase in Deferred Acquisition Costs					11.6	34.6

GAAP Underwriting Income (Loss)					$279.3	$(137.5)

Ratios After Dividends to Policyholders:
Loss	61.9%	77.4%	66.2%	60.7%	62.7%	74.4%
Expense	27.2	28.9	31.1	33.0	27.9	29.6

Combined	89.1%	106.3%	97.3%	93.7%	90.6%	104.0%

Premiums Written as a % of Total	81.5%	81.9%	18.5%	18.1%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of three separate business units: personal insurance, commercial insurance and specialty insurance. Performance of the business units is based on statutory underwriting results. Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.